Exhibit 99.1
Ellington Financial Announces Sale of MSR Assets
*Completes Monetization of All Material Arlington Assets*
OLD GREENWICH, Conn., November 12, 2026—Ellington Financial Inc. (NYSE: EFC) (together with its subsidiaries, the "Company") today announced that it has completed the sale of certain investments related to mortgage servicing rights ("MSRs") to an unaffiliated third party (the "Transaction").
In the Transaction, the Company sold all of its interests in entities holding the Company's forward MSR-related investments and excess servicing spread investments associated with specified forward mortgage loan portfolios. These investments were acquired in connection with the Company's acquisition of Arlington Asset Investment Corp. ("Arlington") in December 2023. The Transaction was completed pursuant to a Membership Interest Purchase Agreement dated November 6, 2026.
“We were able to sell the MSR portfolio above its September 30, 2026 carrying value even though interest rates had declined significantly since quarter end. This sale completed the monetization of all material assets that we acquired through the 2023 Arlington acquisition. We are pleased with the significant positive earnings contribution that we realized from the Arlington assets, further demonstrating the value created by the Arlington transaction" said Laurence Penn, Chief Executive Officer and President.
"While we view the MSR portfolio as a high-quality asset, at current market pricing, we believe that we can achieve more attractive returns by redeploying the capital into our core strategies. The Transaction frees up more than $75 million of cash in what we believe is an attractive investment environment, further enhancing our financial flexibility to pursue these opportunities."
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in mortgage default rates and prepayment rates, our ability to borrow to finance our assets, changes in government regulations affecting our business, our ability to maintain our exclusion from registration under the Investment Company Act of 1940, our ability to maintain our qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K, which can be accessed through our website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Financial
Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans and mortgage-backed securities, reverse mortgage loans, mortgage servicing rights and related investments, consumer loans, asset-backed securities, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.
For additional information, visit www.ellingtonfinancial.com